UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 20, 2025
HBT FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39085	37-1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Road Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)
(309) 662-4444
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 20, 2025, HBT Financial, Inc., a Delaware corporation (“HBT” or the “Company”), HB-CNB Merger Inc., a Delaware corporation and wholly-owned subsidiary of HBT (“MergerCo”), and CNB Bank Shares, Inc., an Illinois corporation (“CNBN”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, MergerCo will merge with and into CNBN (the “Merger”), with CNBN as the surviving entity, and as a result, CNBN will become a wholly-owned subsidiary of HBT. Immediately following the Merger, CNBN will merge with and into HBT, with HBT as the surviving entity. In addition, subsequent to the mergers and at a time to be determined by HBT, CNB Bank & Trust, N.A., a national banking association headquartered in Carlinville, Illinois, and a wholly-owned subsidiary of CNBN, will merge with and into Heartland Bank and Trust Company, an Illinois state chartered bank and a wholly-owned subsidiary of HBT (“Heartland Bank”), with Heartland Bank as the surviving bank. The Merger Agreement was unanimously approved and adopted by the board of directors of each of HBT and CNBN.
Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value, of CNBN that is issued and outstanding immediately prior to the Effective Time (other than treasury and dissenter shares) will be converted into the right to receive, at the option of each CNBN shareholder, one of the following: (i) 1.0434 validly issued, fully paid and nonassessable shares of HBT common stock, par value $0.01 per share, (ii) cash in the amount of $27.73, or (iii) a combination of cash and shares of HBT common stock, in each case subject to adjustment and to the election and proration procedures as provided in the Merger Agreement. In lieu of fractional shares, holders of CNBN common stock will receive cash. In aggregate, based on CNBN’s common stock and restricted stock units outstanding as of the date hereof, CNBN shareholders are expected to receive cash consideration of approximately $33.8 million and stock consideration of approximately 5.5 million shares of HBT common stock.
The Merger Agreement contains customary representations and warranties from both HBT and CNBN, and each party has agreed to customary covenants, including, among others, covenants relating to (i) the conduct of CNBN’s business during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) the obligation of CNBN to call a meeting of its shareholders to adopt the Merger Agreement and a requirement that the CNBN board of directors recommend that its shareholders adopt the Merger Agreement at the special meeting, and (iii) CNBN’s non-solicitation obligations relating to alternative acquisition proposals. Pursuant to the Merger Agreement, prior to the Effective Time, HBT has agreed to appoint current CNBN directors Jim Ashworth and Nancy Ruyle to the Boards of Directors of HBT and Heartland Bank, subject to HBT's corporate governance procedures. In addition, the completion of the Merger is subject to customary conditions, including (a) adoption and approval of the Merger Agreement by the shareholders of CNBN, (b) receipt of required regulatory approvals, and (c) the effectiveness of a Registration Statement on Form S-4 for the HBT common stock to be issued in the Merger. The Merger Agreement provides certain termination rights for both HBT and CNBN and further provides for the payment of a termination fee of $7.25 million to be made by CNBN to HBT in case of termination under specified events.
Concurrently with the execution of the Merger Agreement, each CNBN director and certain shareholders and officers of CNBN have executed voting and support agreements pursuant to which they have agreed to vote their CNBN shares in favor of the Merger Agreement at the CNBN shareholder meeting.
The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive the consummation of the Merger and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures. The Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding HBT or CNBN, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding HBT or CNBN, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of CNBN and a prospectus of HBT, as well as in HBT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and in other documents HBT files with the Securities and Exchange Commission (“SEC”).
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and incorporated by reference herein.
Item 2.02. Results of Operations and Financial Condition.
On October 20, 2025, the Company issued a press release announcing its financial results for the third quarter ended and nine months ended September 30, 2025 (the “Earnings Release”). A copy of the Earnings Release is furnished as Exhibit 99.1 to this Report.
The information contained in Item 2.02, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act, except to the extent required by applicable law or regulation.
Item 7.01. Regulation FD Disclosure.
The Company has prepared a presentation of its results for the third quarter ended and nine months ended September 30, 2025 (the “Earnings Presentation”) to be used from time to time during meetings with members of the investment community. A copy of the Earnings Presentation is furnished as Exhibit 99.2 to this Report. The Earnings Presentation will also be made available on the Company’s investor relations website at ir.hbtfinancial.com under the Presentations section.
On October 20, 2025, HBT and CNBN issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.3 to this Report.
From time to time on and after October 20, 2025, HBT intends to provide supplemental information regarding the proposed transaction to analysts and investors in connection with certain presentations. A copy of an investor presentation (the “Investor Presentation”) is furnished as Exhibit 99.4 to this Report. The Investor Presentation will also be made available on the Company’s investor relations website at ir.hbtfinancial.com under the Presentations section.
The information contained in Item 7.01, including Exhibits 99.2, 99.3 and 99.4 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act, or into any filing or other document pursuant to the Exchange Act, except to the extent required by applicable law or regulation.
Special Note Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K and the exhibits filed herewith, including statements regarding the expected timetable for completion of the proposed transaction, the results, effects and benefits of the proposed transaction, future opportunities and any other statements regarding future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are forward-looking statements based on assumptions currently believed to be valid. Forward-looking statements may include statements relating to the Company’s plans, strategies and expectations, near-term loan growth, net interest margin, mortgage banking profits, wealth management fees, expenses, asset quality, capital levels, continued earnings, and liquidity. Forward-looking statements are generally identifiable by use of the words “believe,” “may,” “will,” “should,” “could,” “expect,” “estimate,” “intend,” “anticipate,” “project,” “plan” or similar expressions. Forward-looking statements are frequently based on assumptions that may or may not materialize and are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of CNBN may not approve the merger agreement; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of CNBN into those of HBT; the effects of the merger in HBT’s future financial condition, results of operations, strategy and plans; and regulatory approvals of the transaction.
Additional factors that could cause results to differ materially from those described above can be found in HBT’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 7, 2025, and in its subsequently filed Quarterly Reports on Form 10-Q, and in other documents HBT files with the SEC, each of which is on file with the SEC and available from HBT’s website at https://ir.hbtfinancial.com.
All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither HBT nor CNBN assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.
Important Information and Where to Find It
In connection with the proposed transaction, HBT will file materials with the SEC, including a Registration Statement on Form S-4 of HBT that will include a proxy statement of CNBN and a prospectus of HBT. After the Registration Statement is declared effective by the SEC, HBT and CNBN intend to mail a definitive proxy statement/prospectus to the shareholders of CNBN. This Current Report on Form 8-K is not a substitute for the proxy statement/prospectus or the Registration Statement or for any other document that HBT may file with the SEC and send to CNBN’s shareholders in connection with the proposed transaction. CNBN’S SHAREHOLDERS ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY HBT WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HBT, CNBN, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.
Investors will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by HBT with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by HBT will be available free of charge from HBT’s website at https://ir.hbtfinancial.com or by contacting HBT’s Investor Relations Department at HBTIR@hbtbank.com.
Participants in the Proxy Solicitation
HBT, CNBN and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from CNBN’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of HBT is included in its definitive proxy statement for its 2025 annual meeting filed with the SEC on April 9, 2025. Information regarding the executive officers and directors of CNBN and additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.
No Offer or Solicitation
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger among HBT Financial, Inc., HB-CNB Merger, Inc. and CNB Bank Shares, Inc., dated October 20, 2025.*

99.1	Earnings Release issued October 20, 2025 for the Third Quarter Ended and Nine Months Ended September 30, 2025.

99.2	HBT Financial, Inc. Presentation of Results for the Third Quarter Ended September 30, 2025.

99.3	Press Release dated October 20, 2025.

99.4	Investor Presentation dated October 20, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Peter R. Chapman
Name: Peter R. Chapman
Title: Chief Financial Officer

Date: October 20, 2025